UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2013

Ameristar Casinos, Inc.

(Exact name of registrant as specified in its charter)

Commission File No. 000-22494

Nevada	88-0304799
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3773 Howard Hughes Parkway, Suite 490S, Las Vegas, NV	89169
(Address of principal executive offices)	(Zip Code)

(702) 567-7000

(Registrant’s telephone number, including area code)

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Ameristar Casinos, Inc. (“Ameristar”) and Pinnacle Entertainment, Inc. (“Pinnacle”) announced today that on February 11, 2013 they received a request for additional information and documentary materials (a “Second Request”) from the Federal Trade Commission (“FTC”) regarding Pinnacle’s proposed acquisition of Ameristar. The Second Request was issued under the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (“HSR Act”).

The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after each company has substantially complied with the Second Request, unless that period is extended voluntarily by the companies or terminated sooner by the FTC. The companies intend to expeditiously respond to the Second Request and continue to work cooperatively with the FTC in connection with this review. Completion of the acquisition remains subject to the expiration or termination of the waiting period under the HSR Act, customary closing conditions, approval by Ameristar’s stockholders and required regulatory approvals.  Ameristar and Pinnacle continue to expect the transaction to close during the second or third quarter of 2013.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.  The exhibit listed below is incorporated herein in its entirety.

Exhibit	Description

99.l	Press release dated February 12, 2013 regarding Hart-Scott-Rodino Request for Additional Information

Additional Information and Where to Find It

In connection with the proposed merger, Ameristar has filed a preliminary proxy statement with the SEC and will later file a definitive proxy statement and mail it to its stockholders. INVESTORS AND STOCKHOLDERS ARE URGED TO READ CAREFULLY THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND OTHER PROXY MATERIALS THAT AMERISTAR FILES WITH THE SEC AS AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PINNACLE, AMERISTAR, THE PROPOSED MERGER AND RELATED MATTERS. The preliminary and definitive proxy statements, as well as other filings containing information about Pinnacle and Ameristar, will be available, free of charge, from the SEC’s website (www.sec.gov). Pinnacle’s SEC filings in connection with the transaction also may be obtained, free of charge, from Pinnacle’s website (www.pnkinc.com) under the tab “Investor Relations” and then under the heading “SEC Filings,” or by directing a request to Pinnacle, 8918 Spanish Ridge Avenue, Las Vegas, Nevada 89148, Attention: Investor Relations, or (702) 541-7777.  Ameristar’s SEC filings in connection with the transaction  also may be obtained, free of charge, from Ameristar’s website (www.ameristar.com) under the tab “About Us,” “Investor Relations” and then under the heading “Ameristar SEC Reports & Filings,” or by directing a request to Ameristar, 3773 Howard Hughes Parkway, Suite 490 South, Las Vegas, Nevada 89169, Attention: Investor Relations, or (702) 567-7000.

Participants in the Merger Solicitation

Pinnacle and Ameristar and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in connection with the proposed merger.  Information about Pinnacle’s directors and executive officers is included in Pinnacle’s Annual Report on Form 10-K/A for the year ended December 31, 2011, filed with the SEC on May 16, 2012 and the proxy statement for Pinnacle’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 9, 2012. Information about Ameristar’s directors and executive officers is included in Ameristar’s Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC on February 28, 2012 and the proxy statement for Ameristar’s 2012 Annual Meeting of Stockholders, filed with the SEC on April 30, 2012. Additional information regarding these persons and their interests in the merger will be included in the definitive proxy statement relating to the merger when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This filing may include predictions, estimates and other information that may be considered forward-looking statements, including, without limitation, statements relating to the completion of the transaction. These statements are based on current expectations and assumptions that are subject to risks and uncertainties.  Actual results could differ materially from those anticipated as a result of various factors, including:  (1) Ameristar may be unable to obtain stockholder approval as required for the transaction; (2) other conditions to the closing of the transaction may not be satisfied or waived; (3) the transaction may involve unexpected costs, liabilities or delays; (4) Ameristar’s business may suffer as a result of uncertainty surrounding the transaction; (5) the outcome of any legal proceedings related to the transaction; (6) Ameristar may be adversely affected by other economic, business and/or competitive factors; (7) the ability and timing to obtain required regulatory approvals (including receipt by Pinnacle of necessary approvals from gaming regulators); (8) Pinnacle’s ability to obtain financing; (9) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (10) risks that the transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the transaction; and (11) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all.  If the transaction is consummated, Ameristar’s stockholders will cease to have any equity interest in Ameristar and will have no right to participate in its future earnings and growth. Additional factors that may affect the future results of Ameristar are set forth in its filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2011 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, which are available on the SEC’s website at www.sec.gov.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof.  Ameristar undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date thereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ameristar Casinos, Inc.

	By:	/s/ Peter C. Walsh
	Name:	Peter C. Walsh
	Title:	Senior Vice President and General Counsel

Dated: February 12, 2013

EXHIBIT INDEX

Exhibit	Description

99.1	Press release dated February 12, 2013 regarding Hart-Scott-Rodino Request for Additional Information